  Summary Prospectus

Touchstone Institutional Money Market Fund  January 30, 2015

Institutional Shares Ticker: TINXX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated January 30, 2015, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Institutional Money Market Fund (the "Fund") seeks high current income, consistent with liquidity and stability of principal. The Fund is a money market fund that seeks to maintain a constant share price of $1.00 per share.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Wire Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses[1,2]	0.37%

1Other Expenses have been restated to reflect contractual changes to the Fund's Administration Agreement effective January 1, 2015.

2The Total Annual Fund Operating Expenses differ from the "Ratio of net expenses to average net assets" shown in the Fund's Annual Report due to contractual or voluntary fee waivers and the contractual changes to the Fund's Administration Agreement. During the last fiscal year, Touchstone Advisors contractually or voluntarily waived fees or reimbursed certain Fund expenses. Due to the fee waivers, the Fund's actual ratio of net expenses to average net expenses was 0.17%.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$38
3 Years	$119
5 Years	$208
10 Years	$468

The Fund's Principal Investment Strategies

The Fund invests in U.S. government securities and "high-quality" money market instruments. "High quality" money market instruments are those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating); or (2), if unrated, are determined by the Fund's sub-advisor to be of comparable quality. The Fund's investments may include:

•  Bank obligations, including certificates of deposit, bankers' acceptances and time deposits

•  U.S. government securities issued directly by the U.S. Treasury or by agencies of the U.S. government

•  Short-term corporate debt securities

•  Short-term municipal securities

•  Variable and floating rate securities

•  Repurchase agreements

Touchstone Institutional Money Market Fund

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less, and it purchases only U.S. dollar-denominated securities with maturities of 397 days or less.

The Fund will hold at least 10% of its total assets in "Daily Liquid Assets" and at least 30% of its total assets in "Weekly Liquid Assets." "Daily Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help it maintain a constant share price of $1.00 per share.

The Fund's Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the U.S. Treasury or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

Fixed Income Risk: The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Normally, the longer the Fund's maturity or duration, the more sensitive the value of the Fund's shares will be to changes in interest rates.

•  Credit Risk: The fixed income securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions. This could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

•  Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Fund's net asset value. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of price sensitivity of a security for a given change in interest rates, taking into account any prepayment or call features of the security. Maturity is the length of time before which a fixed income security becomes due for payment of principal.

Management Risk: In managing the Fund's portfolio, Touchstone Advisors, Inc. (the "Advisor") engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

Touchstone Institutional Money Market Fund

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual returns for 1 year, 5 years, and 10 years. The Fund's past performance does not necessarily indicate how it will perform in the future. More recent performance and current yield information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Institutional Money Market Fund — Institutional Class Total Return as of December 31

Best Quarter: Third Quarter 2007	1.33%
Worst Quarter: Third Quarter 2013	0.00%

Average Annual Total Returns
For the periods ended December 31, 2014

	1 Year	5 Years	10 Years
Touchstone Institutional Money Market Fund	0.01%	0.13%	1.82%

The Fund's Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 1988	Vice President and Senior Portfolio Manager
	Jay M. Devine	Managing Fund since 2001	Senior Portfolio Manager

Buying and Selling Fund Shares

The Fund was closed to new investors as of the close of business on November 24, 2014.

Shareholders may redeem shares of the Fund or exchange their shares of the Fund for shares in other Touchstone Funds, subject to minimum investment account requirements and other restrictions on exchanges.

Subject to the above limitations, you may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial institution. For more information about buying and selling shares, see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Touchstone Institutional Money Market Fund

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Withdrawals from a tax deferred account, however, may be taxable.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TSF-55-TINT-TINXX-1501